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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 31, 2005


                            SAGA COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                      1-11588                  38-3042953
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                 73 KERCHEVAL AVENUE
               GROSSE POINTE FARMS, MI                        48236
       (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (313) 886-7070

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)      Cash Bonuses to Executive Officers

         On January 31, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Saga Communications, Inc. (the "Company") approved the payment of preliminary cash bonuses for the Company's executive officers other than the chief executive officer in the following amounts:

         NAME                              TITLE                                     AMOUNT
         ----                              -----                                     ------
         Catherine Bobinski                Vice President, Controller, and Chief     $25,000
                                           Accounting Officer

         Samuel D. Bush                    Senior Vice President, Chief Financial    $30,000
                                           Officer and Treasurer

         Steve Goldstein                   Executive Vice President and Group        $80,000
                                           Program Director

         Warren Lada                       Senior Vice President --Operations        $30,000

         Marcia Lobaito                    Vice President, Corporate Secretary and   $20,000
                                           Director of Business Affairs

Bonuses for the executive officers were determined in the Committee's discretion, based on the Committee's judgment of the Company's preliminary results for the 2004 fiscal year, including operating profitability, growth in revenues and profits and overall financial condition, and the individual executive officer's contribution to these results. Additional bonuses may be awarded in the Committee's discretion once the Company's results for the 2004 fiscal year become finalized.

(b)      Payment of 2004 Director Fees to Non-Employee Directors

         On January 31, 2005, the Committee also approved the payment of the director fees earned in fiscal 2004 to the Company's non-employee directors. For 2004, directors of the Company were paid the following fees:

         o     A quarterly retainer fee of $2,500;

         o A fee of $1,000 per meeting for attending in person each meeting of the Board or any committee of the Board on which the director serves;

         o A quarterly retainer fee of $500 for each of the Chairman of the Compensation and Audit Committees of the Board; and

         o A fee of $200 per meeting for each telephonic meeting of the Board or any committee of the Board or any telephonic meeting involving a committee Chairman and management or the Company's outside auditors.

In accordance with the Company's 1997 Non-Employee Director Stock Option Plan, these fees are paid in the form of an award of options to purchase Class A Common Stock of the Company, pursuant to a


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stock option agreement, the form of which is being filed as Exhibit 10(d)(1) to this report. The number of shares of Class A Common Stock for which the director's option is exercisable is equal to (i) the total amount of directors' fees earned by the director in 2004, divided by (ii) the fair market value per share of Class A Common Stock on the date of grant less $0.01. The options have an exercise price of $0.01 per share, are fully vested and immediately exercisable upon the date of grant and may be exercised at any time, and from time to time, until ten years from the date of grant. The directors who received such options were Messrs. Alt, Brady, Brown, Maccini and Stevens, and each of them has filed a Form 4, Statement of Changes of Beneficial Ownership of Securities with the Securities and Exchange Commission. Director Firestone receives payment of his earned director's fees in the form of additional paid-up insurance on his life.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  10(d)(1) Form of Stock Option Agreement for participants in the Saga Communications, Inc. 1997 Non-Employee Director Stock Option Plan.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SAGA COMMUNICATIONS, INC.


DATED: February 4, 2005                By:       /s/ SAMUEL D. BUSH
                                           -------------------------------------
                                           Samuel D. Bush
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer



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                                INDEX OF EXHIBITS

            EXHIBIT NO.      DESCRIPTION
            -----------      -----------

              10(d)(1) Form of Stock Option Agreement for participants in the Saga Communications, Inc. 1997 Non-Employee Director Stock Option Plan.

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